Note 3. Accounts Receivable (Detail) - Accounts Receivable: (USD $) In Thousands, unless otherwise specified	Oct. 31, 2012		Oct. 31, 2011
Accounts Receivable	$ 46,663		$ 39,169
Allowance for doubtful accounts	(175)		(170)
Accounts receivable	46,488		38,999
Other receivables(a)	11,179	[1]	1,966
Trade Accounts Receivable [Member]
Accounts Receivable	$ 35,484		$ 37,203

[1]	Other receivables as of October 31, 2012, include a one-time settlement receivable of $8.3 million related to certain litigation matters.